EXHIBIT 10.1

             CONSENT AND AMENDMENT NO. 1 TO THE CREDIT AGREEMENT AND
                   AMENDMENT NO. 1 TO THE SECURITY AGREEMENT


          CONSENT AND AMENDMENT NO. 1 TO THE CREDIT AGREEMENT AND AMENDMENT NO. 1 TO THE SECURITY AGREEMENT dated as of February 7, 2001 (this "Agreement") among RECOTON CORPORATION, a New York corporation ("Recoton"), INTERACT ACCESSORIES, INC., a Delaware corporation ("InterAct"), RECOTON AUDIO CORPORATION, a Delaware corporation ("Audio"), AAMP OF FLORIDA, INC., a Florida corporation ("AAMP"), and RECOTON HOME AUDIO, INC., a California corporation ("RHAI" and together with Recoton, InterAct, Audio, AAMP and RHAI, collectively, the "Borrowers"), the Guarantors, the Lenders, HELLER FINANCIAL, INC., a Delaware corporation, for itself as a Lender and as Administrative Agent and as Senior Agent and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation for itself as a Lender and as Collateral Agent and as Syndication Agent. The Administrative Agent, Senior Agent and the Collateral Agent are sometimes referred to herein as the "Agents". Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement dated as of October 31, 2000 (the "Credit Agreement") among the Borrowers, the Guarantors, the Lenders and the Agents.


                                R E C I T A L S:
                                - - - - - - - -

          WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents have entered into the Credit Agreement;

          WHEREAS, the Borrowers, the Guarantors and the Senior Agent have entered into that certain Security Agreement dated as of October 31, 2000 (the "Security Agreement");

          WHEREAS, the Borrowers have requested that the Lenders consent to (i) the contribution by Recoton German Holding GmbH ("Recoton Germany") of (A) 99.569% of its interest in Mac Audio Electronic GmbH ("Mac Audio"), a wholly-owned Subsidiary of Recoton Germany to Magnat Audio-Produkte GmbH ("Magnat"), a wholly-owned subsidiary of Recoton Germany, and (B) 0.431% of its interest in Mac Audio to HECO Audio Produkte GmbH ("HECO"), a wholly-owned Subsidiary of Recoton Germany, and (ii) the conversion of Mac Audio pursuant to German law into a partnership named "Mac Audio Electronic GmbH & Co. KG", that is (A) 99.569% owned by Magnat and 0.431% owned by HECO, all as set forth in
Schedule I hereto (the transactions described in clauses (i) and (ii) above and as set forth in Schedule I hereto, collectively, the "Conversion");

          WHEREAS, certain Subsidiaries have issued additional shares of capital stock to their shareholders (and such shares have been pledged to the Administrative Agent to the extent required by the Security Agreement) and certain other shares of certain Hong Kong corporations have been transferred into the name of Recoton Corporation;

          WHEREAS, the Borrowers have requested that the Lenders agree to amend
Section 6.7 of the Security Agreement; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Lenders have agreed to consent to the Conversion and to amend the Security Agreement as specifically set forth herein;

          NOW, THEREFORE, it is agreed as follows:

          Section 1. CONSENT. Notwithstanding anything to the contrary in Sections 7.4, 7.6 and 7.11 of the Credit Agreement, the Lenders consent to the Conversion.

          Section 2. AMENDMENT TO THE SECURITY AGREEMENT. Section 6.7 of the Security Agreement is hereby amended as of October 31, 2000 by deleting the phrase "in the aggregate" in the first sentence of Section 6.7 and substituting therefor the word "individually".

          Section 3. AMENDMENT TO SCHEDULE 4.1(A) (CAPITALIZATION) TO THE CREDIT AGREEMENT. Schedule 4.1(A) to the Credit Agreement is hereby amended effective as of the date of the Conversion by revising item 4(e)(viii) to read as set forth on Attachment 1-A. In addition, to reflect the issuance of additional shares of capital stock, effective as of December 21, 2000 item 4(e)(xi) of
Schedule 4.1(A) is revised to read as set froth on Attachment 1-B and item 8 is revised to read as set forth on Attachment 1-C. Furthermore, to reflect certain transfers previously noted as in-progress, item 6 and item 7 (other than clause
(e) regarding subsidiaries) is revised to read as set forth on Attachment 1-D.

          Section 4. REPRESENTATIONS AND WARRANTIES. The Borrowers and Guarantors hereby represent and warrant to each Agent and each Lender that after giving effect to this Agreement:

          (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof;

          (b) the representations and warranties of the Borrowers and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a different date; and

          (c) the execution and delivery by the Borrowers and the Guarantors of this Agreement and the performance by the Borrowers and the Guarantors of all of their respective agreements and obligations under this Agreement, the Credit Agreement, the Security Agreement, as consented to and amended hereby, respectively, are within the power and authority of the Borrowers and the Guarantors and have been duly authorized by all necessary action on the part of the Borrowers and the Guarantors, and that the execution and delivery by the Borrowers and the Guarantors, of this Agreement and the performance by each of the transactions contemplated hereby will not contravene any term or condition set forth in any material agreement or instrument to which each is a party or by which each is bound.

          Section 5. EFFECTIVENESS. This Agreement shall become effective when the Requisite Lenders shall have executed and delivered a counterpart of this Agreement and received duly executed counterparts of this Agreement from the Borrowers and Guarantors (which aforesaid executions and deliveries may be effected by delivery and receipt by facsimile transmission).

          Section 6. STATUS OF LOAN DOCUMENTS.

          (a) This Agreement is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly provided hereby, (i) the terms, provisions and conditions of the Loan Documents and (ii) the Liens granted under the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

          (b) No consent or amendment of any terms or provisions of the Credit Agreement or the Security Agreement, respectively, made hereunder shall relieve the Borrowers and Guarantors from complying with any other term or provision of the Credit Agreement, the Security Agreement or any other Loan Document.

          Section 7. MISCELLANEOUS.

          (a) NO WAIVER, CUMULATIVE REMEDIES. No failure or delay or course of dealing on the part of any Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lenders would otherwise have. No notice to or demand on the Borrowers or Guarantors in any case shall entitle the Borrowers or Guarantors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lenders to any other or further action in any circumstances without notice or demand.

          (b) EXPENSES. The Borrowers agree to pay and reimburse the Administrative Agent and Lenders for all of their costs and expenses (including, without limitation, costs and expenses of legal counsel) in connection with this Agreement.

          (c) HEADINGS DESCRIPTIVE. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

          (d) SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (e) COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of Recoton and the Administrative Agent.

          Section 8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.


BORROWERS:                              RECOTON CORPORATION


                                        By: /s/ Arnold Kezsbom
                                            ------------------------------------
                                        Name: Arnold Kezsbom
                                        Title: Senior Vice President - Finance

                                        INTERACT ACCESSORIES, INC.
                                        RECOTON AUDIO CORPORATION
                                        AAMP OF FLORIDA, INC.
                                        RECOTON HOME AUDIO, INC.


                                        By: /s/ Arnold Kezsbom
                                            ------------------------------------
                                        Name: Arnold Kezsbom
                                        Title: Vice President

GUARANTORS:                             CHRISTIE DESIGN CORPORATION
                                        RECOTON INTERNATIONAL HOLDINGS, INC.
                                        RECOTON EUROPEAN HOLDINGS, INC.
                                        RECOTON JAPAN, INC.
                                        RECONE, INC.
                                        RECOTON CANADA LTD.


                                        By: /s/ Arnold Kezsbom
                                            ------------------------------------
                                        Name: Arnold Kezsbom
                                        Title: Vice President


LENDERS:                                HELLER FINANCIAL, INC.,
                                        individually and as Senior Agent and
                                        Administrative Agent


                                        By: /s/ Dwayne L. Coker
                                            ------------------------------------
                                        Name: Dwayne L. Coker
                                        Title: Vice President

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        individually and as Collateral Agent
                                        and Syndication Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                        BANK OF AMERICA

                                        By: /s/ E. Middleton Thorne, III
                                            ------------------------------------
                                        Name: E. Middleton Thorne, III
                                        Title: Vice President

                                        THE CIT GROUP / BUSINESS CREDIT, INC.


                                        By: /s/ Renee M. Singer
                                            ------------------------------------
                                        Name: Renee M. Singer
                                        Title: Vice President

                                        GUARANTY BUSINESS CREDIT CORPORATION


                                        By: /s/ Michael Haddad
                                            ------------------------------------
                                        Name: Michael Haddad
                                        Title: President and CEO

                                        DAIMLER CHRYSLER CAPITAL


                                        By: /s/ James M. Vandervalk
                                            ------------------------------------
                                        Name: James M. Vandervalk
                                        Title: President, Asset Based Lending
                                               Division

                                        FOOTHILL CAPITAL


                                        By: /s/ Mike Baranowski
                                            ------------------------------------
                                        Name: Mike Baranowski
                                        Title: Vice President

                                        CITIZENS BUSINESS CREDIT


                                        By: /s/ Vincent P. O'Leary
                                            ------------------------------------
                                        Name: Vincent P. O'Leary
                                        Title: Senior Vice President

                                        FIRSTAR BANK


                                        By: /s/ Suzanne Geiger
                                            ------------------------------------
                                        Name: Suzanne Geiger
                                        Title: Senior Vice President

                                        WASHINGTON MUTUAL BANK


                                        By: /s/ Kenneth A. Slavitt
                                            ------------------------------------
                                        Name: Kenneth A. Slavitt
                                        Title: Senior Vice President

                                        SIEMENS FINANCIAL SERVICES, INC.


                                        By: /s/ Frank Amodio
                                            ------------------------------------
                                        Name: Frank Amodio
                                        Title: Vice President - Credit

                                        GMAC BUSINESS CREDIT LLC


                                        By: /s/ Charles B. Stephenson
                                            ------------------------------------
                                        Name: Charles B. Stephenson
                                        Title: Director

ATTACHMENT 1-A

     VII) MAC AUDIO ELECTRONIC GMBH & Co, KG

          a) PARTNERS (PERCENTAGE INTEREST): Magnat Audio-Produkte GmbH (99.569%) and HECO Audio Produkte GmbH (0.431%)
          b)   JURISDICTION OF FORMATION: Germany

ATTACHMENT 1-B

     XI)  RECOTON (UK) LIMITED

          a)   AUTHORIZED SHARES: 35,570,714 ordinary shares at(pound)0.10 each
          b) ISSUED SHARES (SHAREHOLDER): 35,570,714 (Recoton European Holdings, Inc.)
          c)   TREASURY SHARES: None
          d)   JURISDICTION OF INCORPORATION: United Kingdom

ATTACHMENT 1-C

     8.   RECOTON CANADA LTD.

          a)   AUTHORIZED SHARES: unrestricted
          b) ISSUED SHARES: 400,440 (AFLE & Co, as record nominee for Heller Financial, Inc., holding pursuant to pledge by Recoton)
          c)   TREASURY SHARES: None
          d)   JURISDICTION OF INCORPORATION: Ontario

ATTACHMENT 1-D

     6.   STD TECHNOLOGY HOLDING, LTD.

          a)   AUTHORIZED SHARES: 10,000 shares of HK$1.00 each
          b) ISSUED SHARES (SHAREHOLDER): 100 (99 shares are registered in the name of Recoton Corporation and 1 share is registered in the name of Stephen Chu Nin Yiu)
          c)   TREASURY SHARES: None
          d)   JURISDICTION OF INCORPORATION: Hong Kong

          e)   SUBSIDIARIES:
               1.   STD Technology (Shenzhen) Limited
                    a)   REGISTERED CAPITAL: US$1,200,000
                    b)   SHAREHOLDER: STD Technology Holding, Ltd.
                    c)   TREASURY SHARES: None
                    d) JURISDICTION OF INCORPORATION: People's Republic of China (the company is awaiting the issuance of its business license, expected to be issued in early February 2001).

     7.   RECOTON (FAR EAST) LIMITED

          a)   AUTHORIZED SHARES: 1,000 at HK$10.00 per share
          b) ISSUED SHARES (SHAREHOLDER): 1000 (999 owned by and registered in the name of Recoton Corporation and 1 in the name of Robert Borchardt as nominee for Recoton)
          c)   TREASURY SHARES: None
          d)   JURISDICTION OF INCORPORATION: Hong Kong